UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2018

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue

Greensboro, North Carolina 27410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (336) 294-4410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2018, Unifi, Inc. (the “Company”) and Jeffrey C. Ackerman, the Company’s Executive Vice President & Chief Financial Officer (principal financial officer and principal accounting officer), mutually agreed that Mr. Ackerman would resign from his position as Executive Vice President & Chief Financial Officer, effective such date.  Subject to his execution of a general release of claims in favor of the Company and continuing compliance with certain restrictive covenants, Mr. Ackerman will be entitled to receive severance payments and health and welfare benefits consistent with the terms of his employment agreement.  A copy of Mr. Ackerman’s employment agreement was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2017.

In connection with the resignation of Mr. Ackerman, on December 20, 2018, the Company appointed Christopher A. Smosna, age 47, as the Company’s Interim Chief Financial Officer (interim principal financial officer and interim principal accounting officer), effective such date. Mr. Smosna is a certified public accountant and has been Treasurer of the Company since 2008 and a Vice President of the Company since 2011. Mr. Smosna previously has served as Interim Chief Financial Officer of the Company from June 2017 to September 2017 and as Interim Chief Financial and Chief Accounting Officer of the Company from November 2015 to January 2016. Mr. Smosna has no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings between Mr. Smosna and any other person pursuant to which he was selected as Interim Chief Financial Officer of the Company. In addition, there have been no transactions directly or indirectly involving Mr. Smosna that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

Date: December 21, 2018	By:	/s/ Kevin D. Hall
Kevin D. Hall
Chairman of the Board and Chief Executive Officer